DOCUMENT-COUNT>              1
SROS>                        none
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     CIK>                    0001209709
     CCC>                    yesroi#7
     FILE-NUMBER>            333-102038
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DOCUMENT>
     TYPE>                   497
     DESCRIPTION>            Citigroup Diversified Futures Fund L.P.
TEXT>

                                    Citigroup
                          Diversified Futures Fund L.P.
                                    May 2003


The redemption net asset value for Citigroup Diversified Futures Fund L.P. was $1,068.71 per unit at the end of May, up 6.9% for the month.

In its first month of trading, the Fund benefited from the resurgence of long term trends across many financial markets. Notably, trading was profitable in the currency and the related U.S. and non-U.S. interest rate markets while the commodity sectors were relatively flat.

The highlight of the month was the continued strength of the Euro and other currencies relative to the U.S. dollar. The Euro rallied to four-year high against the U.S. dollar reflecting the relative attractiveness of higher European interest rates and the comments of the U.S. Treasury Secretary suggesting that a weak dollar was stimulative to U.S. exports and the U.S. economy. Also strong were the "commodity" currencies of Canada, Australia, and New Zealand reflecting the relatively stronger economic outlook for those countries.

Long holdings in both U.S. interest rates and international contracts realized excellent returns as key economic indicators in the U.S. remained bearish and fears of global deflation led markets to anticipate further interest rate reductions by both U.S. and European central banks. Positions in stock indices were also profitable.

If you have any questions regarding the Fund or would like information about other Citigroup managed futures investment opportunities, please contact your Smith Barney Financial Consultant.

Citigroup Managed Futures LLC

                                    Citigroup
                          Diversified Futures Fund L.P.
                                Account Statement
                              For the Period May 1,
                              Through May 31, 2003

                                                       Percent
                                                     of Average
                                                     Net Assets

Realized gains from trading               $484,737       1.29%
Change in unrealized gains/losses
     from trading                        2,982,382       7.93
                                       -----------      -----
                                         3,467,119       9.22
Less, Brokerage commissions
     and clearing fees ($3,771)            197,417       0.52
                                       -----------      -----
Net realized and unrealized gains        3,269,702       8.70
Interest Income                             28,112       0.07
                                       -----------      -----
                                         3,297,814       8.77
Less, Expenses:
     Management fees                        68,325       0.19
     Incentive fees                        632,775       1.68
     Other expenses                         37,576       0.10
                                       -----------      -----
                                           738,676       1.97
Net Income                               2,559,138       6.80%
                                                        -----

Net assets May 1, 2003 (Note 1)         36,332,000
                                       -----------
Net assets May 31, 2003                $38,891,138
                                       ------------
Net Asset Value per unit
  ($38,891,138/36,982.0000 Units)        $1,051.62
                                       ------------
Redemption value per unit  (Note 2)      $1,068.71
                                       ------------
Note 1: Net assets at May 1, 2003,
    the date the fund commenced trading
    operations, consisted of:
    Limited Partners' Contributions    $36,616,000
    General Partners Contributions         366,000
    Offering and Organizational Cost      (650,000)
                                       -----------
                                       $36,332,000
                                       ------------

Note 2: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $1,068.71.

The net asset value per unit of $1,051.62 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

   By:
    /s/ Daniel R. McAuliffe, Jr.
        Daniel R. McAuliffe, Jr.
        Chief Financial Officer and Director

   Citigroup Managed Futures LLC
   General Partner, Citigroup
   Diversified Futures Fund L.P.